EXHIBIT 10.25

PEOPLES BANCORP INC. ANNUAL REPORT ON FORM 10-K

FOR FISCAL YEAR ENDED DECEMBER 31, 2006

SUMMARY OF BASE SALARIES FOR EXECUTIVE OFFICERS

OF PEOPLES BANCORP INC.

The base salaries of executive officers of Peoples Bancorp Inc. (“Peoples”) are determined by evaluating the most recent comparative peer data and the role and responsibilities of their positions. Individual salary increases are reviewed annually and are based on Peoples’ overall performance and the executive’s attainment of specific individual business objectives during the preceding year.

The following table details the base salaries to paid by Peoples and its subsidiaries to Mark F. Bradley, President and Chief Executive Officer of Peoples, and the four other most highly compensated executive officers of Peoples for the fiscal year ending December 31, 2007:

Name	Position/Title	Base Salary
Mark F. Bradley	President and Chief Executive Officer	$ 255,000
Donald J. Landers, Jr.	Chief Financial Officer and Treasurer	177,503
Joseph S. Yazombek	Executive Vice President and Chief Lending Officer	206,012
Carol A. Schneeberger	Executive Vice President, Operations	169,002
Larry E. Holdren	Executive Vice President	162,080